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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2002

                      FIRST FEDERAL FINANCIAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                       0-28020                31-1456058
 -------------------------------   ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)




                       415 CENTER STREET, IRONTON, OHIO         45638
                   ----------------------------------------  -----------
                   (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (740) 532-6845
                                                           --------------


                                 NOT APPLICABLE
                                -----------------
          (Former name or former address, if changed since last report)



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                                    FORM 8-K

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 25, 2002, First Federal Savings Bank of Ironton ("First Federal"), a wholly-owned subsidiary of First Federal Financial Bancorp, Inc., entered into an Agreement and Plan of Reorganization (the "Agreement") with Lincoln Savings and Loan Association ("Lincoln") that provides for the acquisition of Lincoln by First Federal.

         The Agreement and a copy of the press release announcing the execution of the Agreement are attached as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (a) and (b). Not applicable.

               (c)  Exhibits.

                    2 Agreement and Plan of Reorganization dated April 25, 2002, by and between First Federal Savings Bank of Ironton and Lincoln Savings and Loan Association

                    99   Press Release dated April 29, 2002




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST FEDERAL FINANCIAL BANCORP, INC.



                                  By:  /s/ Vincent Rice
                                     -----------------------------------------
                                     Vincent Rice
                                     President

Date:  April 26, 2002




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                                INDEX TO EXHIBITS

             EXHIBIT NUMBER                   DESCRIPTION
             --------------                   -----------

                    2 Agreement and Plan of Reorganization dated April 25, 2002, by and between First Federal Savings Bank of Ironton and Lincoln Savings and Loan Association.

                    99   Press Release of First Federal, dated April 29, 2002



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